EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated  Agreement and Declaration of Trust dated March
            9,  1998  and  amended   March  1,  1999  (filed  as  Exhibit  a  to
            Post-Effective  Amendment  No. 37 to the  Registration  Statement on
            Form N-1A of the Registrant, File No. 2-99222, filed May 7, 1999 and incorporated herein by reference).

EX-99.b     Amended and Restated  Bylaws,  dated March 9, 1998 (filed as Exhibit
            2b of Post-Effective  Amendment No. 23 to the Registration Statement
            on Form N-1A of American Century  Municipal Trust, File No. 2-91229,
            filed March 26, 1998 and incorporated herein by reference).

EX-99.d1    Investor  Class  Management   Agreement   between  American  Century
            Government Income Trust and American Century Investment  Management,
            Inc.  dated  August 1, 1997  (filed as  Exhibit 5 of  Post-Effective
            Amendment  No.  33 to the  Registration  Statement  on Form  N-1A of
            Registrant,  File No. 2-99222,  filed July 31, 1997 and incorporated herein by reference).

EX-99.d2    Amendment No. 1 to the Investor Class Management  Agreement  between
            American  Century  Government  Income  Trust  and  American  Century
            Investment  Management,  Inc. dated March 31, 1998 (filed as Exhibit
            5b of Post-Effective  Amendment No. 23 of the Registration Statement
            on Form N-1A of American Century  Municipal Trust, File No. 2-91229,
            filed March 26, 1998 and incorporated herein by reference).

EX-99.d3    Amendment No. 2 to the Investor Class Management  Agreement  between
            American  Century  Government  Income  Trust  and  American  Century
            Investment Management,  Inc. dated July 1, 1998 (filed as Exhibit d3 of Post-Effective  Amendment No. 39 to the Registration Statement on
            Form N-1A of the Registrant,  File No. 2-99222, filed July 28, 1999, and incorporated herein by reference.)

EX-99.d4    Advisor  Class  Investment  Management  Agreement  between  American
            Century  Government  Income  Trust and American  Century  Investment
            Management,  Inc.,  dated  August 1, 1997 and  amended as of June 1,
            1998 (filed as Exhibit 5b of  Post-Effective  Amendment No. 9 to the
            Registration  Statement on Form N-1A of American Century  Investment
            Trust,  File No.  33-65170,  filed  June 30,  1999 and  incorporated herein by reference).

EX-99.e1    Distribution  Agreement  between American Century  Government Income
            Trust and Funds Distributor,  Inc., dated January 15, 1998 (filed as
            Exhibit 6 of  Post-Effective  Amendment  No. 28 to the  Registration
            Statement on Form N-1A of American Century Target  Maturities Trust,
            File No. 2-94608 filed January 30, 1998 and  incorporated  herein by reference).

EX-99.e2    Amendment  No.  1 to the  Distribution  Agreement  between  American
            Century Government Income Trust and Funds  Distributor,  Inc., dated
            June 1, 1998  (filed as Exhibit B6b to of  Post-Effective  Amendment
            No.  23 to the  Registration  Statement  on Form  N-1A  of  American
            Century Quantitative Equity Funds, File No. 33-19589,  filed on June
            29, 1998, and incorporated herein by reference).

EX-99.e3    Amendment  No.  2 to the  Distribution  Agreement  between  American
            Century Government Income Trust and Funds  Distributor,  Inc., dated
            December 1, 1998 (filed as Exhibit B6c to  Post-Effective  Amendment
            No.  12 to the  Registration  Statement  on Form  N-1A  of  American
            Century  World  Mutual  Funds,  Inc.,  File No.  33-39242,  filed on
            November 13, 1998, and incorporated herein by reference).

EX-99.e4    Amendment  No.  3 to the  Distribution  Agreement  between  American
            Century Government Income Trust and Funds  Distributor,  Inc., dated
            January 29, 1999  (filed as Exhibit e4 to  Post-Effective  Amendment
            No.  24 to the  Registration  Statement  on Form  N-1A  of  American
            Century  Variable  Portfolios,  Inc.,  File No.  33-14567,  filed on
            January 15, 1999, and incorporated herein by reference).

EX-99.e5    Amendment  No.  4 to the  Distribution  Agreement  between  American
            Century Government Income Trust and Funds  Distributor,  Inc., dated
            July 30, 1999 (filed as Exhibit e5 to  Post-Effective  Amendment No.
            16 to the  Registration  Statement on Form N-1A of American  Century
            Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.e6    Amendment  No.  5 to the  Distribution  Agreement  between  American
            Century  Government Income Trust and Funds  Distributor,  Inc. dated
            November 19, 1999 (filed as Exhibit e6 to  Post-Effective  Amendment
            No.  87 to the  Registration  Statement  on Form  N-1A  of  American
            Century Mutual Funds, Inc., File No. 2-14213,  filed on November 29,
            1999, and incorporated herein by reference).

EX-99.e7    Amendment  No.  6 to the  Distribution  Agreement  between  American
            Century  Government Income Trust and Funds  Distributor,  Inc. dated
            June 1, 2000 (filed  electronically  as Exhibit e7 to Post-Effective
            Amendment  No.  19 to the  Registration  Statement  on Form  N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242,  filed on May 24, 2000, and incorporated herein by reference).

EX-99.e8    Distribution  Agreement  between American Century  Government Income
            Trust and American Century Investment Services, Inc. dated March 13,
            2000 (filed as Exhibit e7 to Post-Effective  Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds,  Inc.,  File  No.  33-39242,  filed on March  30,  2000,  and incorporated herein by reference).

EX-99.e9    Amendment  No.  1 to the  Distribution  Agreement  between  American
            Century  Government  Income  Trust and American  Century  Investment
            Services,  Inc. dated June 1, 2000 (filed  electronically as Exhibit
            e9 to Post-Effective  Amendment No. 19 to the Registration Statement
            on Form N-1A of American  Century World Mutual Funds,  Inc. filed on
            May 24, 2000,File No. 33-39242).

EX-99.g1    Master  Agreement by and between  Commerce  Bank N.A. and  Twentieth
            Century  Services,  Inc. dated January 22, 1997 (filed as Exhibit g2 to Post-Effective  Amendment No. 76 on Form N-1A of American Century
            Mutual Funds,  Inc., File No.  2-14213,  filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century  Government Income
            Trust and The Chase Manhattan  Bank,  dated August 9, 1996 (filed as
            Exhibit 8 to  Post-Effective  Amendment  No. 31 to the  Registration
            Statement on Form N-1A of the Registrant, File No. 2-99222, filed on
            February 7, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Government Income
            Trust and American Century Services  Corporation  dated as of August
            1, 1997 (filed as Exhibit b9 of  Post-Effective  Amendment No. 33 to
            the  Registration   Statement  on  Form  N-1A  of  American  Century
            Government Income Trust,  File No. 2-99222,  filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment  dated  March 9,  1998 to the  Transfer  Agency  Agreement between  American  Century  Government  Income  Trust  and  American
            Century Services Corporation, dated August 1, 1997 (filed as Exhibit
            9b to Post-Effective  Amendment No. 23 to the Registration Statement
            on Form N-1A of American Century  Municipal Trust, File No. 2-91229,
            filed March 26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment  No.  1 to  Transfer  Agency  Agreement  between  American
            Century  Government  Income  Trust  and  American  Century  Services
            Corporation  dated as of  August 1, 1997  (filed  as  Exhibit  9b of
            Post-Effective  Amendment  No. 23 to the  Registration  Statement on
            Form N-1A of American  Century  Municipal  Trust,  File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.h2    Credit  Agreement  between  American  Century  Funds  and The  Chase
            Manhattan  Bank,  as  administrative  Agent dated as of December 18,
            1998 (filed as Exhibit h2 to Post-Effective  Amendment No. 37 to the
            Registration  Statement on Form N-1A of Registrant File No. 2-99222,
            filed May 7, 1999, and incorporated herein by reference).

EX-99.i     Opinion and consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment  No.  37 to the  Registration  Statement  on Form  N-1A of
            Registrant  File No.  2-99222,  filed May 7, 1999, and  incorporated herein by reference).

EX-99.j1    Consent  of  PricewaterhouseCoopers  LLP,  independent  accountants, included herein.

EX-99.j2    Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit
            11 to Post-Effective  Amendment No. 33 to the Registration Statement
            on Form N-1A of the  Registrant,  File No.  2-99222,  filed July 31,
            1997 and incorporated herein by reference).

EX-99.j3    Power of Attorney  dated  December  18, 1998 (filed as Exhibit j3 to
            Post-Effective  Amendment  No. 37 to the  Registration  Statement on
            Form N-1A of Registrant  File No.  2-99222,  filed May 7, 1999,  and incorporated herein by reference).

EX-99.m1    Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative  Equity  Funds  (Advisor  Class)  dated  August 1, 1997
            (filed  as  Exhibit  15 to  Post-Effective  Amendment  No. 27 to the
            Registration  Statement  on Form N-1A for  American  Century  Target
            Maturities  Trust,  File No.  2-94608,  filed  August  29,  1997 and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to Master Distribution and Shareholder Services Plan
            of American  Century  Government  Income Trust (Advisor Class) dated
            June 29, 1998 (filed as Exhibit 15b to Post-Effective  Amendment No.
            23 of the  Registration  Statement on Form N-1A of American  Century
            Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-99.o1    Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997 (filed as Exhibit 15 to Post-Effective  Amendment No. 27 to the
            Registration  Statement  on Form N-1A for  American  Century  Target
            Maturities  Trust,  File No.  2-94608,  filed  August  29,  1997 and incorporated herein by reference).

EX-99.o2    Amendment  to  Multiple  Class Plan of American  Century  California
            Tax-Free and Municipal  Funds,  American Century  Government  Income
            Trust,  American Century  International Bond Funds, American Century
            Investment Trust, American Century Municipal Trust, American Century
            Target  Maturities  Trust and American Century  Quantitative  Equity
            Funds dated  August 1, 1997  (filed as an Exhibit to  Post-Effective
            Amendment  No.  23 to the  Registration  Statement  on Form  N-1A of
            American Century  Quantitative  Equity Funds, File No. 33-19589,  on
            June 29, 1998 and incorporated herein by reference).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
            Post-Effective  Amendment  No. 16 to the  Registration  Statement on
            Form N-1A of American  Century  World Mutual Funds,  Inc.,  File No.
            33-39242,  filed on March  10,  2000,  and  incorporated  herein  by reference).

EX-99.p2    Funds  Distributor,  Inc.  Code of Ethics  (filed as  Exhibit  p2 to
            Post-Effective  Amendment  No. 16 to the  Registration  Statement on
            Form N-1A of American  Century  World Mutual Funds,  Inc.,  File No.
            33-39242,  filed on March  10,  2000,  and  incorporated  herein  by reference.